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                                                                   EXHIBIT 32(i)

CLARCOR INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      We hereby certify that the accompanying Report of CLARCOR Inc. on Form 10-Q for the six months ended May 29, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of CLARCOR Inc.

          /s/ Norman E. Johnson                       /s/ Bruce A. Klein
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            Norman E. Johnson                           Bruce A. Klein
Chairman of the Board, President and Chief    Vice President - Finance and Chief
            Executive Officer                         Financial Officer